UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 2, 2005

Artesyn Technologies, Inc.
(Exact name of registrant as specified in its charter)

Florida	0-4466	59-1205269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7900 Glades Rd., Suite 500, Boca Raton, Florida		33434-4105
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (561) 451-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS

          The Registrant has issued the press release that is attached hereto as, and is hereby incorporated by this reference to, Exhibit 99.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

         The following exhibit is furnished herewith:

Exhibit Number	Description

99	Artesyn Technologies, Inc. Press Release, dated June 2, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTESYN TECHNOLOGIES, INC.
(Registrant)
Dated: June 2, 2005

	By:	/s/ JOSEPH M. O’DONNELL

President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99	Artesyn Technologies, Inc. Press Release dated June 2, 2005.